UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2003

OXFORD HEALTH PLANS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16437	06-1118515

(State or other jurisdiction) incorporation)	(Commission File Number)	(IRS Employer of Identification No.)

48 Monroe Turnpike, Trumbull, Connecticut		06611

(Address of principal executive offices)		(Zip Code)

(203) 459-6000

(Registrant’s telephone number, including area code)

Item	5. Other Events

The Registrant’s press release dated March 3, 2003 announcing its settlement of the 1997 securities class action litigation is attached as an Exhibit hereto and incorporated herein by reference.

Item	7. Financial Statements and Exhibits

  (c)     Exhibits

99	Press release dated March 3, 2003 announcing the Registrant’s settlement of the 1997 securities class action litigation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OXFORD HEALTH PLANS, INC.

Date: March 4, 2003	By: /s/ MARC M. KOLE

Marc M. Kole
Senior Vice President Finance and Principal Accounting Officer

OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES

Exhibit Index

Exhibit Number	Description of Document	Page Number

99	Press release dated March 3, 2003	4

3